Income Taxes (Income Tax Expense Differences from the Amount Computed by Applying the U.S. Federal Income Tax Rate) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Income Taxes
U.S. Federal income tax rate (as a percent)	21.00%	21.00%	21.00%
Reasons for the difference of income tax expense
Computed expected tax expense	$ 107,134	$ 110,065	$ 80,893
Change in taxes resulting from:
Tax-exempt interest income	(3,233)	(3,663)	(2,433)
State tax, net of federal income taxes and tax credit and refunds	4,636	4,808	4,094
Other investment income	(2,626)	(2,761)	(1,391)
Net investment expense, low-income housing investment	(2,531)	1,974	1,906
Other	(3,827)	1,321	(662)
Total income taxes	$ 99,553	$ 111,744	$ 82,407